Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of July 24, 2013, by and among ATWOOD OCEANICS, INC., a Texas corporation (the “Parent”), ATWOOD OFFSHORE WORLDWIDE LIMITED, an exempted company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the “Borrower”), the lenders party hereto (each, a “Lender” and, collectively, the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Parent, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of May 6, 2011 and amended on November 23, 2011, January 18, 2012 and August 24, 2012 (as further amended, modified or otherwise supplemented, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of this Fourth Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments to Credit Agreement.

1. Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definition “Scheduled Commitment Reduction” in its entirety and (ii) inserting the following new definitions in the appropriate alphabetical order:

“Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“ECP” shall have the meaning assigned to such term in the definition of Excluded Swap Obligation.

“Excluded Swap Obligation” shall mean, with respect to any Credit Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (each an “ECP”) at the time the Guaranty of such Credit Party or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or the grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an ECP under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an ECP at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

2. The definition of “Guaranteed Obligations” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “(other than Excluded Swap Obligations)” immediately after the text “(even if such Lender subsequently ceases to be a Lender under this Agreement for any reason)” appearing in such definition.

3. The definition of “Obligations” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding anything to the contrary contained herein or in any other Credit Document, in no event will the Obligations include any Excluded Swap Obligations.”

4. The definition of “Other Obligations” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “and Excluded Swap Obligations” immediately after the text “but excluding, for the avoidance of doubt, any Obligations” and immediately prior to the close parentheses (“)”) appearing in such definition.

5. Section 4.02(a) of the Credit Agreement is hereby amended by deleting the text “and shall be applied to reduce the Scheduled Commitment Reductions as of the date of such reduction in direct order of maturity” immediately prior to the period (“.”) at the end of such Section.

6. Section 4.03 of the Credit Agreement is hereby amended by (i) deleting the text set forth in subsection (b) in its entirety and inserting the text “[reserved]” in lieu thereof and (ii) deleting the text set forth in subsection (c) in its entirety and inserting the text “[reserved]” in lieu thereof.

7. Section 4.03(e) of the Credit Agreement is hereby amended by deleting the text “Sections 4.03(g) and 10.09” and inserting the text “Section 10.09” in lieu thereof.

8. The Credit Agreement is hereby amended by deleting Section 4.03(g) in its entirety.

9. Section 10.04(vii) of the Credit Agreement is hereby amended by deleting the text set forth therein in its entirety and inserting the text “so long as no Default or Event of Default then exists or would result therefrom, additional Indebtedness of the Parent or of Subsidiaries of the Parent, provided that (a) both before and after giving effect to such additional Indebtedness, the Parent and its Subsidiaries shall be in pro forma compliance with the financial covenants contained in Sections 10.07, 10.08 and 10.10, (b) such additional Indebtedness shall not be secured by any Collateral and (c) such additional Indebtedness, if incurred by a Credit Party, shall be in compliance with Section 10.15;” in lieu thereof.

10. Section 10.15(c)(II)(iii) of the Credit Agreement is hereby amended by inserting the text “(so long as, in the case of Indebtedness incurred pursuant to Section 10.04(vii), such Indebtedness complies with the requirements of the preceding clause 10.15(c)(II)(ii) or clause 10.15(c)(II)(i))” immediately prior to the text “or permitted pursuant to Section 10.05(xv);”.

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11. The Credit Agreement is hereby further amended by inserting the following new Section 13.10 immediately after Section 13.09 thereof:

“13.10 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under the guarantee contained herein in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 13.10 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 13.10, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 13.10 shall remain in full force and effect until the discharge of the Guaranteed Obligations in full. Each Qualified ECP Guarantor intends that this Section 13.10 constitute, and this Section 13.10 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”.

12. Section 14.12(a)(Z) of the Credit Agreement is hereby amended by deleting the text “(7) reduce the amount of, or extend the date of, any Scheduled Commitment Reduction without the consent of the Majority Lenders of the respective Tranche of Commitments affected thereby” in its entirety and inserting the text “(7) [Reserved]” in lieu thereof.

II. Amendments to the U.S. Subsidiaries Guaranty.

1. Paragraph 1 of the U.S. Subsidiaries Guaranty is hereby amended by inserting the following sentence at the end of the first paragraph thereof:

“Notwithstanding anything to the contrary contained herein or in any other Credit Document, in no event will the Guaranteed Obligations include any Excluded Swap Obligations.”

2. The Subsidiaries Guaranty is hereby further amended by inserting the following new Section 28 immediately after Section 27 thereof:

“28. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under the guarantee contained herein in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 28 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 28, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 28 shall remain in full force and effect until the discharge of the Guaranteed Obligations in full. Each Qualified ECP Guarantor intends that this Section 28 constitute, and this Section 28 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”.

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III. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Fourth Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined herein) before or after giving effect to this Fourth Amendment and (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date both before and after giving effect to this Fourth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Fourth Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Credit Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, the other Credit Documents or any of the other instruments or agreements referred to therein. The Administrative Agent, the Collateral Agent and the Lenders expressly reserve all their rights and remedies except as expressly set forth in this Fourth Amendment.

3. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

5. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

6. This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when (i) the Parent, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: May Yip (facsimile number: 212-354-8113 / email: myip@whitecase.com) and Kendra Kocovsky (facsimile number: 212-354-8113 / email: kendra.kocovsky@whitecase.com) and (ii) the Borrower shall have paid to the Administrative Agent all reasonable out-of-pocket costs and expenses in connection with the Fourth Amendment (including, without limitation, the reasonable fees and expenses of White & Case LLP).

7. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

ATWOOD OCEANICS, INC.

By	/s/ Robert J. Saltiel
Name: Robert J. Saltiel
Title: President & Chief Executive Officer

ATWOOD OFFSHORE WORLDWIDE LIMITED

By	/s/ A. H. Dyne
Name: A. H. Dyne
Title: Director

Signature page to Fourth Amendment to Credit Agreement

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent

By	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

By	/s/ Lynn Sauro
Name: Lynn Sauro
Title: Vice President

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Lender

By	/s/ Martin Lunder
Name: Martin Lunder
Title: Senior Vice President

By	/s/ Lynn Sauro
Name: Lynn Sauro
Title: Vice President

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

DNB Bank ASA, Grand Cayman Branch

By	/s/ Stian Lovseth
Name: Stian Lovseth
Title: First Vice President

By	/s/ Evan Uhlick
Name: Evan Uhlick
Title: Vice President

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

HSBC Bank USA, N.A.

By	/s/ Ryan Smith
Name: Ryan Smith
Title: Vice President

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Wells Fargo Bank, N.A.

By	/s/ T. Alan Smith
Name: T. Alan Smith
Title: Managing Director

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BNP PARIBAS S.A.

By	/s/ S. Berveros-Canpagne
Name: S. Berveros-Canpagne
Title: Head of Offshore

By	/s/ Paul Barnes
Name: Paul Barnes
Title: Managing Director

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ING Capital LLC

By	/s/ Richard Ennis
Name: Richard Ennis
Title: Managing Director

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH

AMENDMENT TO

CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NIBC Bank N.V.

By	/s/ Rob ten Heggeler
Name: Rob ten Heggeler
Title: Member of the Managing Board

By	/s/ Jeroen van der Putten
Name: Jeroen van der Putten
Title: Associate Director

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Regions Bank

By	/s/ David Valentine
Name: David Valentine
Title: Vice President

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Skandinaviska Enskilda Banken AB (publ)

By:	/s/ Per Olav Bucher-Johannessen
Name: Per Olav Bucher-Johannessen
Title:

By:	/s/ Kristin Kongsrud
Name: Kristin Kongsrud
Title:

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By	/s/ Tyler R. Smith
Name: Tyler R. Smith
Title: Authorized Signatory

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Natixis

By:	/s/ Louis P. Laville III
Name: Louis P. Laville III
Title: Managing Director

By:	/s/ Stuart Murray
Name: Stuart Murray
Title: Managing Director

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CREDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Andrew McKuin
Name: Andrew McKuin
Title: Vice President

By:	/s/ Alex Aupoix
Name: Alex Aupoix
Title: Managing Director

Signature page to Fourth Amendment to Credit Agreement

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ATWOOD OCEANICS, INC., ATWOOD OFFSHORE WORLDWIDE LIMITED, VARIOUS LENDERS PARTY HERETO AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ITF International Transport Finance Suisse AG

By:	/s/ Natalja Formuzala
Name: Natalja Formuzala
Title: Vice President

By:	/s/ Alexander Schaffert
Name: Alexander Schaffert
Title: Senior Vice President

Signature page to Fourth Amendment to Credit Agreement